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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

             Maryland                  000-23090             52-1660951
   (State or Other Jurisdiction     (Commission File       (IRS Employer
        of Incorporation)               Number)          Identification No.)

       344 North Charles Street, Suite 300, Baltimore, Maryland       21201
               (Address of Principal Executive Offices)             (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item1.01.      Entry into a Material Definitive Agreement

         On December 15, 2005 The Board of Directors (the "Board") of Carrollton Bancorp (the "Company") approved the accelerated vesting of all unvested options that have an exercise price of $14.50 or greater and are held by current employees, including executive officers. This accelerated vesting affected options with respect to 75,500 shares of the Company's common stock that are not currently vested under such options, and was effective for stock options outstanding as of the close of business on December 15, 2005.

         The Board's primary purpose in accelerating vesting was to eliminate future stock-based employee compensation expense the Company would otherwise recognize in its consolidated statement of operations with respect to these accelerated options once Financial Accounting Standards Board Statement No. 123R, "Share Based Payment," becomes effective on January 1, 2006. The estimated maximum future compensation expense that will be eliminated is approximately $100,000.

         The options had three exercise prices ranging from $14.50 to $17.75 and grant dates of December 1, 2003, July 22, 2004, and December 15, 2005, and a vesting schedule that provided for pro rata annual vesting for 33.3% of the grants over three years from the date of the grant.

         As required under Financial Accounting Standards Board Statement No. 123, "Accounting for Stock-Based Compensation" ("FAS 123"), the Company will reflect the expense of $100,000 associated with these accelerated options in the notes to consolidated financial statements for the year ending December 31, 2005.

         The following table summarizes the Options for which vesting was accelerated:

               Executive Officers                    Number of Shares
               Robert A. Altieri                          10,000
               Robert F. Hickey                           13,000
               John A. Giovanazi                          10,000
               Gary M. Jewell                             10,000
               Edward T. Bootey                            8,000
               James M. Uveges                             5,000
                                                           -----
               Total Executive Officers                   56,000
               Total Non-Executive Officers               19,500
                                                          ------
               Total                                      75,500
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CARROLLTON BANCORP


                                   By: /s/ Robert A.  Altieri
                                       ------------------
                                    Name:  Robert A. Altieri
Date: December 20, 2005            Title:  Chief Executive Officer and President


                                   By: /s/ James M. Uveges
                                       --------------------
                                    Name: James M. Uveges
Date: December 20, 2005            Title: Senior Vice President and
                                          Chief Financial Officer


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